EXHIBIT 99.1



                                April 29, 1996

Board of Directors
Medical Technology and Innovations, Inc.
3125 Nolt Road
Lancaster, PA   17601

RE:  Medical Technology and Innovations, Inc.
     Change in Independent Auditors
     Form 8-K

Gentlemen:

Please be advised that the undersigned, as former independent auditor to Medical Technology and Innovations, Inc. (the "Registrant"), has reviewed the Registrant's Form 8-K dated April 26, 1996, and I agree with its contents, and specifically the statement in Item 4 of the 8-K.

I hereby consent to the use of this letter as an exhibit to the Registrant's Form 8-K dated April 26, 1996.

Very truly yours,



/s/Angel Lana
Angel Lana, C.P.A.
Registrant's former
Independent Auditor